FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT


         THIS FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT (the "First Amendment") is made and entered into as of the 28th day of December, 2001 by and among Altair International, Inc., an Ontario corporation ("Pledgor") and Doral 18, LLC, a Cayman Islands limited liability company ("Pledgee").

                              Preliminary Statement

         A. Pledgor and Pledgee previously entered into a Securities Purchase Agreement dated as of December 15, 2000 (the "Securities Purchase Agreement") pursuant to which Pledgee agreed to purchase from Pledgor an Asset Backed Exchangeable Term Note dated as of December 15, 2000 (the "Prior Note")

         B. Pledgor owns one hundred percent (100%) of the shares of the common stock (the "Securities") of Mineral Recovery Systems, Inc. ("Mineral Recovery Systems"), a Nevada corporation and Mineral Recovery Systems owns certain leasehold interests in mineral deposits located in Tennessee (the "Leaseholds").

         C. As security for the payments to be made to Pledgee by Pledgor under the Prior Note, Pledgor granted to Pledgee a security interest in and to the Securities and caused Mineral Recovery Systems to grant to Pledgee a security interest in the Leaseholds to secure Pledgor's obligations under the Prior Note pursuant to that certain Stock Pledge Agreement dated as of December 15, 2000 (the "Prior Stock Pledge Agreement").

         D. Pledgor and certain of Pledgor's affiliates (collectively, the "Altair Parties") and Pledgee have agreed to enter into a Note Termination and Issuance Agreement dated as of the date hereof (the "Termination Agreement") pursuant to which the Prior Note will be terminated in its entirety and replaced with that certain Secured Term Note dated as of the date hereof in the original principal amount of $2,000,000 (the "New Note") to be executed by the Altair Parties in favor of the Pledgee;

         E. Pledgee has required as a condition precedent to its execution of the Termination Agreement that the Prior Stock Pledge Agreement be amended on the terms set forth in this First Amendment.

         NOW, THEREFORE, in consideration of the premises set forth herein, it is hereby agreed as follows:

         1. Incorporation of Recitals/Defined Terms. All the recitals contained herein and in the Prior Stock Pledge Agreement are hereby incorporated into and made a part of this First Amendment. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Termination Agreement or the New Note.

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         2. Leaseholds  as  Collateral.   Section  9 of the Prior  Stock  Pledge
Agreement is hereby deleted in its entirety and the following shall be inserted and substituted therefor:

                  9. Delivery of Additional Collateral/Disbursement of Sale Proceeds. On or prior to January 7, 2002, Pledgor shall be obligated to deliver to Pledgee a fully executed original copy of an Amended and Restated Absolute Assignment of Leases and Rents substantially in the form attached hereto as Exhibit A (the "Lease Assignment") covering Mineral Recovery Systems' interests in the mineral deposits which are described in the Memoranda of Mineral Leases set forth in Exhibit B attached hereto (the "Mineral
                           Leases"). Pledgee, at its sole cost and expense, shall have the right to record the Lease Assignment in the proper jurisdictions to perfect Pledgee's security interest in Mineral Leases at any time during the term of the New Note.

                           In the event that the Mineral Leases are sold, subleased, assigned or otherwise transferred (a "Mineral Lease Transfer") prior to the repayment to Pledgee of all the amounts due under the New Note, Pledgor shall cause all or a portion of the proceeds from such Mineral Lease Transfer to be delivered to Pledgee in the amount equal to the greater of (i) 50% of the proceeds of the Mineral Lease Transfer, (ii) $500,000 or (iii) the principal amount of the New Note then outstanding plus any accrued but unpaid interest applicable thereto, which shall be applied by Pledgee to satisfy any payment obligations of the Altair Parties under the New Note due at the time of such Mineral Lease Transfer and, thereafter, to reduce (without prepayment penalty) the remaining outstanding principal balance of the New Note to the extent additional proceeds from the Mineral Lease Transfer are available. In addition, in connection with any Mineral Lease Transfer, Pledgee, upon receipt of ten (10) days' written notice from Pledgor confirming the proceeds received by Pledgee from such Mineral Lease Transfer will be delivered to Pledgor pursuant to the terms hereof, shall, at its own expense, take all steps necessary to cause the Lease Assignment recorded against the Mineral Leases subject to the Mineral Lease Transfer to be terminated and all liens with respect thereto to be released as of the closing of the Mineral Lease Transfer. Furthermore, Pledgee shall take all steps necessary to cause the Lease Assignments recorded against all of the Mineral Leases to be terminated and all liens with respect thereto to be released upon the repayment of all amounts due under the New Note.

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         3. Actions to Maintain  Pledgee's  Security Interest in the Collateral.
Pledgor agrees to provide Pledgee promptly upon request with all documents and information with respect to the Mineral Leases and the real property related thereto in order for Pledgee to perfect its security interest in the Mineral Leases. Pledgor and Mineral Recovery Systems shall, at Pledgee's request, at any time and from time to time during the term of the New Note, execute and deliver to Pledgee such financing statements, amendments and other documents and do such acts as Pledgee deems necessary in order to establish and maintain valid, attached and perfected first security interests in the Mineral Leases and the Securities in favor of Pledgee, free and clear of all liens and claims and rights of third parties whatsoever. Pledgor and Mineral Recovery Systems hereby irrevocably authorize Pledgee at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that describe the Securities and the Mineral Leases as collateral for the repayment of the amounts due under the New Note and which contain any other information required by Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) any organization identification number issued to Pledgor or Mineral Recovery Systems, and (ii) in the case of a financing statement filed as a fixture filing or indicating the Mineral Leases as "as-extracted collateral", a sufficient description of real property to which the Mineral Leases relates. Pledgor and Mineral Recovery Systems further ratify and affirm their authorization for any financing statements and/or amendments thereto, executed and filed by Pledgee in any jurisdiction prior to the date of this First Amendment.

         4. Continuing Obligations. Except as expressly modified pursuant to the terms of this First Amendment, all of the terms and provisions of the Prior Stock Pledge Agreement remain in full force and effect as if restated herein. Except as provided herein, this First Amendment does not constitute a waiver by the Pledgor of any rights or remedies it may have pursuant to the Prior Stock Pledge Agreement. Pursuant to the terms of the Termination Agreement and the New Note, Pledgor hereby acknowledges and agrees that the Prior Stock Pledge Agreement, as amended hereby, shall continue to secure the obligations of the Altair Parties under the New Note.

         5. Successors and Assigns. This First Amendment shall be binding on the Pledgor, mineral Recovery Systems, and their respective successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns.

         6. Governing Law. This First Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.


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         IN WITNESS  WHEREOF,  the parties have executed this First Amendment as of the date first above written.

                                         PLEDGOR:

                                         ALTAIR INTERNATIONAL, INC.

                                         By: ________________________________
                                         Its: ________________________________



         Accepted by:                    PLEDGEE:

                                         DORAL 18, LLC


                                         By: ________________________________
                                         Its: ________________________________


         Acknowledged and Agreed:        MINERAL RECOVERY SYSTEMS,  INC.

                                         By: ________________________________
                                         Its: ________________________________




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                                    EXHIBIT A



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                                    EXHIBIT B



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